UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2004

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification No.)

3280 Bayshore Boulevard
Brisbane, CA 94005
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On October 27, 2004, InterMune, Inc. (the “Company”) issued a press release (the “Press Release”) and held a conference call (the “Conference Call”) to, among other things, announce certain preliminary information regarding its results of operations and financial condition for the quarter ended September 30, 2004.  The Press Release was attached as Exhibit 99.1 to the Company’s Form 8-K furnished to the Securities and Exchange Commission on October 27, 2004.  During the Conference Call, the Company reported, among other things, the following previously undisclosed information regarding its results of operations and financial condition for the quarter ended September 30, 2004:

•                  The second quarter to third quarter growth of 2004 in Infergen sales of 59% is partially attributable to wholesaler inventory differences between the quarters.  Infergen prescription vials, a more accurate reflection of demand for this product, grew 22% from the first quarter to the second quarter of 2004 and grew approximately 26% from the second quarter to third quarter of 2004, according to the IMS Exponent data that the Company uses for its analysis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMUNE, INC.

Dated: November 2, 2004	By:	/s/ Daniel G. Welch
Daniel G. Welch Chief Executive Officer and President